Rule 497(e)

File Nos. 333-146241

and 811-22102

Individual Retirement Bonus VUL – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

offered by Great-West Life & Annuity Insurance Company of New York

in connection with its COLI VUL-4 Series Account

Supplement dated April 3, 2013 to the

October 1, 2012 Prospectus

Please note the following changes to your Prospectus.

Effective May 1, 2013, the Division investing in the following Fund will be closed to new investors:

Invesco VI Global Health Care Fund

“Closed to new investors” means investors who do not already have amounts invested in the Division may not allocate any amounts (either through policy transfer or additional premium) to this Division after May 1, 2013.

As always, the availability of any Division as an investment option is subject to change. See the Prospectus for more information concerning the addition, deletion or substitution of investments.

The following paragraph is added to the section “The Investment Options and Funds” on page 13 of the Prospectus.

“Effective May 1, 2013, the Division investing in the following Fund was closed to new owners: Invesco VI Global Health Care Fund. Owners with amounts invested in this Fund as of May 1, 2013, may continue to allocate premium payments and Transfer amounts into and out of this Division.”

This Supplement must be accompanied by or read in conjunction with the current

Prospectus, dated October 1, 2012.

Please keep this Supplement for future reference.